UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2024

Mama’s Creations, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40597	27-0607116
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

25 Branca Road, East Rutherford, NJ	07073
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 532-1212

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	MAMA	NASDAQ

Item 1.01	Entry into a Definitive Material Agreement.

On May 15, 2024, Mama’s Creations, Inc. (the “Company”) entered into a settlement agreement with directors Alfred D’Agostino, Steve Burns, Dean Janeway and Thomas Toto and (each, a “Director”) relating to certain options purported to be granted by the Company in 2018 and 2019 during the term of former management that exceeded the availability under the Company’s equity plan at the time of grant.

On September 4, 2018, the Company purported to grant each of the Directors an option to purchase 25,000 shares of common stock, par value $0.01 per share (the “Common Stock”) at an exercise price of $0.80 per share, and on July 31, 2019, the Company purported to grant each of the Directors an option to purchase 50,000 shares of Common Stock with an exercise price of $0.52 per share, in each case, as compensation for director service (all such options, the “Purported Options”). At each such date, however, the grant of the Purported Options would have exceeded the then-existing availability under the Company’s 2013 Incentive Stock and Award Plan and were not validly granted.

In exchange for a release of any and all claims or rights related to the Purported Options, the Company agreed to issue each Director a payment of $112,500 and 16,918 shares of Common Stock.

Item 3.02.	Unregistered Sales of Equity Securities.

In connection with the Settlement Agreement and in consideration of the releases and cancellation of the Purported Options, the Company issued an aggregate of 67,672 shares of common stock, par value $0.01 per share (the “Shares”) to the Directors. The Company issued the Shares pursuant to the exemption from the registration requirements of the Securities Act available to the Company under Section 4(a)(2) promulgated thereunder.

Item 8.01	Other Information.

In connection with the Settlement Agreement and the issuance of the Shares, the Company estimates it will incur a one-time charge of $900,000.00 within selling, general and administrative expense in the fiscal quarter ended April 30, 2024.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Form of Settlement Agreement with Directors, dated as of May 15, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)

Mama’s Creations, Inc.

By:	/s/ Adam L. Michaels
Name:	Adam L. Michaels
Title:	Chief Executive Officer

Dated: May 17, 2024